EXHIBIT 21
DRS TECHNOLOGIES, INC.
SUBSIDIARIES OF THE COMPANY AS OF MARCH 31, 2001


Subsidiary                                           Place of Incorporation
----------                                           ----------------------
DRS Electronic Systems, Inc.                         United States of America
 (Delaware)
DRS Technical Services, Inc.                         United States of America
 (Delaware)
DRS Systems Management Corporation                   United States of America
 (Delaware)
Laurel Technologies Partnership                      United States of America
 (Delaware)
DRS Precision Echo, Inc.                             United States of America
 (Delaware)
DRS Data Systems, Inc.                               United States of America
 (Delaware)
DRS Photronics, Inc.                                 United States of America
 (New York)
DRS Optronics, Inc.                                  United States of America
 (Delaware)
DRS Technologies Canada, Inc.                        United States of America
 (Delaware)
DRS Technologies Canada Company                      Canada (Nova Scotia)
DRS Hadland Ltd.                                     United Kingdom
DRS Hadland GmbH                                     Federal Republic of Germany
DRS Hadland, Inc.                                    United States of America
 (Delaware)
DRS Air, Inc.                                        United States of America
 (Delaware)
DRS Systems, Inc.                                    United States of America
 (Delaware)
DRS International, Inc.                              United States of America
 (Delaware)
Diagnostic/Retrieval Systems (DRS) Technologies      Netherlands
 Parsippany B.V.
NAI Technologies, Inc.                               United States of America
 (New York)
DRS Rugged Systems (Europe) Ltd.                     United Kingdom
DRS Rugged Systems (Australia) Pty. Ltd.             Australia
DRS Data Systems (Europe) Ltd.                       United Kingdom
DRS Rugged Systems (Europe) Products Ltd.            United Kingdom
DRS Advanced Programs, Inc.                          United States of America
 (New York)
DRS FPA, Inc.                                        United States of America
 (Delaware)
DRS Infrared Technologies, LP                        United States of America
 (Delaware)
DRS Sensor Systems, Inc.                             United States of America
 (Delaware)